Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Pow Wow Inc [Member] $ in Thousands	Mar. 01, 2019 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net liabilities, excluding cash acquired	$ (1,557)
Intangible assets	2,855
Goodwill	7,145
Total assets acquired net of acquired cash	$ 8,443